UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2015

GREAT BASIN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT
(Address of principal executive offices)

84120
(Zip code)

(801) 990-1055
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 30, 2015, the Great Basin Scientific, Inc. (the “Company”) closed  (the “Closing”) its $22.1 million senior secured convertible note financing pursuant to a Securities Purchase Agreement dated December 28, 2015 (the “SPA”) between the Company and certain buyers as set forth in the Schedule of Buyers attached to the SPA (the “Buyers”), as previously described in the Company’s Current Report on Form 8-K as filed with the Commission on December 29, 2015 (“Prior 8-K”).

In relation to the Closing, the Company issued $22.1 million aggregate principal amount of senior secured convertible notes (the “Notes”) and Series D common stock purchase warrants exercisable to acquire 3,503,116 shares of common stock (the “Warrants”), which represents 16.6% of the fully-diluted issued and outstanding as calculated pursuant to the SPA.

In connection with the Closing, the Company entered into a Registration Rights Agreement in the form attached to the SPA as Exhibit C (the “Registration Rights Agreement”), and into a Pledge and Security Agreement in the form attached to the SPA as Exhibit D (the “Security Agreement”) with the lead investor, in its capacity as collateral agent (in such capacity, the "Collateral Agent") for all holders of the Notes.

The terms and conditions of the Notes, Warrants, Registration Rights Agreement and Security Agreement as described in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

The form of Notes, the form of Series D Warrants, the Registration Rights Agreement and the Security Agreement were attached to the Prior 8-K as Exhibits 10.2 through 10.5, respectfully, and are hereby incorporated by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 of this report, which is hereby incorporated by reference, on December 30, 2015, the Company issued $22.1 million of Notes.  TheNotes do not bear any ordinary interest and provide that the Company will repay the principal amount of Notes in 12 equal installments beginning 4 months after the original date of issuance.

The Notes are secured pursuant to the Security Agreement which creates a first priority security interest in all of the personal property of the Company of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future.

The material terms of the Notes and Security Agreement are set forth in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

Item 3.02    Unregistered Sales of Equity Securities.

As described in Item 1.01 of this report, which is hereby incorporated by reference, on December 30, 2015, the Company issued $22.1 million of Notes which are convertible into the Company’s shares of common stock at an initial conversion price of $1.85, subject to adjustments as contained therein.

The 12 monthly installment payments under the Notes may also be settled at the Company’s election in shares of common stock of the Company (“Common Stock”).  The price at which the Company will convert the installment amounts is equal to the lowest of (i) the then prevailing conversion price, (ii) initially 80% of the arithmetic average and (ii) after nine months from closing, 85% of the arithmetic average, in each case of the lower of (i) the three lowest daily weighted average prices of the Common Stock during the twenty (20) consecutive trading day period ending on the trading day immediately preceding the Installment Date and (iii) the weighted average price of the Common Stock on the trading day immediately preceding the Installment Date, subject in all cases to a floor price of $0.20.

The Notes were issued at an original issue discount of $920 for each $1,000 principal amount of Notes and related Warrants for investors making cash purchase payment, pursuant to which the Company issued $20 million principal amount of Notes. Certain investors who purchased at a minimum $3 million of Notes by making a cash payment were also permitted to exchange outstanding Series C Warrants of the Company for Notes and related Warrants at an exchange ratio of $2 principal amount of Notes and related Warrants per Series C Warrant surrendered for exchange, pursuant to which the Company issued $2.1 million principal amount of Notes.

The Company issued related Warrants exercisable by the holder beginning six months after the date of issuance and continuing for a period five years thereafter at an initial exercise price of $1.85, subject to adjustment as contained in the Warrant and subject to a price floor of $1.16.

In consideration of the Utah Autism Foundation and Springforth Investments LLC entering into subordination agreements with the Collateral Agent, the Company has agreed to issue to the entities Series D Warrants exercisable for 105,516 shares of common stock (the “Subordination Warrants”).  The Subordination Warrants have the same terms and conditions of the Warrants.

The material terms of the Notes and Warrants are set forth in Item 1.01 of the Prior 8-K, which is hereby incorporated by reference.

The Notes and Warrants, including the Subordination Warrants, were issued pursuant to the exemption from the registration requirements of the Securities Act 1933, as amended (the “1933 Act”), provided under Section 4(a)(2) thereof and pursuant to Rule 506 of Regulation D only to “accredited investors” (as defined under Rule 501(a) of the 1933 Act) based in part on the representations and warranties of the investors.

Item 9.01.                      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

10.1
Form of Senior Secured Convertible Note, filed as Exhibit A to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.2 to the Company’s 8-K as filed with the Commission on December 29, 2015

10.2	Form of Series D Warrant, filed as Exhibit B to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.3 to the Company’s 8-K as filed with the Commission on December 29, 2015

10.3	Registration Rights Agreement, filed as Exhibit C to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.4 to the Company’s 8-K as filed with the Commission on December 29, 2015

10.4	Pledge and Security Agreement, filed as Exhibit D to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.5 to the Company’s 8-K as filed with the Commission on December 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: December 30, 2015	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Form of Senior Secured Convertible Note, filed as Exhibit A to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.2 to the Company’s 8-K as filed with the Commission on December 29, 2015

10.2	Form of Series D Warrant, filed as Exhibit B to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.3 to the Company’s 8-K as filed with the Commission on December 29, 2015

10.3	Registration Rights Agreement, filed as Exhibit C to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.4 to the Company’s 8-K as filed with the Commission on December 29, 2015

10.4	Pledge and Security Agreement, filed as Exhibit D to the Securities Purchase Agreement, incorporated by reference to Exhibit 10.5 to the Company’s 8-K as filed with the Commission on December 29, 2015